Exhibit 99.2

Call Participants: Dr. Keh-Shew Lu, Richard White, Mark King and Laura Mehrl

Operator

GOOD AFTERNOON AND WELCOME TO DIODES INCORPORATED’S FIRST QUARTER 2014 FINANCIAL RESULTS CONFERENCE CALL.

(OPERATOR INSTRUCTIONS)

AS A REMINDER, THIS CONFERENCE CALL IS BEING RECORDED TODAY, THURSDAY, MAY 8, 2014. I WOULD NOW LIKE TO TURN THE CALL OVER TO LEANNE SIEVERS OF SHELTON GROUP INVESTOR RELATIONS. LEANNE, PLEASE GO AHEAD.

Leanne Sievers — Diodes Inc — EVP of Shelton Group

GOOD AFTERNOON AND WELCOME TO DIODES’ FIRST QUARTER 2014 FINANCIAL RESULTS CONFERENCE CALL. I’M LEANNE SIEVERS, EXECUTIVE VICE PRESIDENT OF SHELTON GROUP, DIODES’ INVESTOR RELATIONS FIRM. WITH US TODAY ARE DIODES’ PRESIDENT AND CEO, DR. KEH-SHEW LU; CHIEF FINANCIAL OFFICER, RICK WHITE; SENIOR VICE PRESIDENT OF SALES AND MARKETING, MARK KING; AND DIRECTOR OF INVESTOR RELATIONS, LAURA MEHRL.

BEFORE I TURN THE CALL OVER TO DR. LU, I WOULD LIKE TO REMIND OUR LISTENERS THAT MANAGEMENT’S PREPARED REMARKS CONTAIN FORWARD-LOOKING STATEMENTS, WHICH ARE SUBJECT TO RISKS AND UNCERTAINTIES, AND MANAGEMENT MAY MAKE ADDITIONAL FORWARD-LOOKING STATEMENTS IN RESPONSE TO YOUR QUESTIONS. THEREFORE, THE COMPANY CLAIMS THE PROTECTION OF THE SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS THAT IS CONTAINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ACTUAL RESULTS MAY DIFFER FROM THOSE DISCUSSED TODAY, AND THEREFORE WE REFER YOU TO A MORE DETAILED DISCUSSION OF THE RISKS AND UNCERTAINTIES IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN ADDITION, ANY PROJECTIONS AS TO THE COMPANY’S FUTURE PERFORMANCE REPRESENT MANAGEMENT’S ESTIMATES AS OF TODAY, MAY 8, 2014. DIODES ASSUMES NO OBLIGATION TO UPDATE THESE PROJECTIONS IN THE FUTURE AS MARKET CONDITIONS MAY OR MAY NOT CHANGE.

ADDITIONALLY, THE COMPANY’S PRESS RELEASE AND MANAGEMENT’S STATEMENTS DURING THIS CONFERENCE CALL WILL INCLUDE DISCUSSIONS OF CERTAIN MEASURES AND FINANCIAL INFORMATION IN GAAP AND NON-GAAP TERMS. INCLUDED IN THE COMPANY’S PRESS RELEASE ARE DEFINITIONS AND RECONCILIATIONS OF GAAP TO NON-GAAP ITEMS, WHICH PROVIDE ADDITIONAL DETAILS. ALSO, THROUGHOUT THE COMPANY’S PRESS RELEASE AND MANAGEMENT’S STATEMENTS DURING THIS CONFERENCE CALL, WE REFER TO NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS AS GAAP NET INCOME.

FOR THOSE OF YOU UNABLE TO LISTEN TO THE ENTIRE CALL AT THIS TIME, A RECORDING WILL BE AVAILABLE VIA WEBCAST FOR 60 DAYS IN THE INVESTOR RELATIONS SECTION OF DIODES’ WEBSITE AT WWW.DIODES.COM. AND NOW I WILL TURN THE CALL OVER TO DIODES’ PRESIDENT AND CEO, DR. KEH-SHEW LU. DR. LU, PLEASE GO AHEAD.

Keh-Shew Lu — Diodes Inc — President and CEO

THANK YOU, LEANNE. WELCOME EVERYONE, AND THANK YOU FOR JOINING US TODAY. I’M PLEASED TO REPORT FIRST QUARTER REVENUE WAS ESSENTIALLY FLAT, WHICH WAS BETTER THAN OUR TYPICAL SEASONAL RESULTS. WE ALSO OVERCAME THE CHINESE NEW YEAR SLOWDOWN, WHICH INCLUDED FEWER WORKING DAYS IN THE QUARTER AS WELL AS THE TYPICAL LABOR SHORTAGES, BY SHIPPING FROM INVENTORY THAT WE HAD STRATEGICALLY BUILT-UP LAST QUARTER.

ALSO NOTABLE IN THE FIRST QUARTER, WE IMPROVED GROSS MARGIN BY 50 BASIS POINTS SEQUENTIALLY AND 320 BASIS POINTS YEAR OVER YEAR. THE INCREASE WAS DRIVEN BY IMPROVED WAFER FAB PERFORMANCE, ESPECIALLY AT BCD FAB 2 WHERE THE RAMP-UP IS GOING SMOOTHLY, AS WELL AS AN OVERALL IMPROVEMENT IN PRODUCT MIX.

WE ALSO CONTINUED TO EXECUTE ON COST CONTROLS WITH OPERATING EXPENSES DECLINING SEQUENTIALLY ON A DOLLAR BASIS AND AS A PERCENTAGE OF THE REVENUE. COLLECTIVELY, THOSE FACTORS CONTRIBUTED TO A 65% SEQUENTIAL IMPROVEMENT TO GAAP NET INCOME, OR APPROXIMATELY $0.08 PER SHARE, WHICH IS SIGNIFICANT WHEN CONSIDERING THE FLAT REVENUE RESULTS FOR THE QUARTER.

ALSO DURING THE QUARTER, WE GENERATED A SIGNIFICANT AMOUNT OF CASH, ACHIEVING APPROXIMATELY $46 MILLION IN CASH FROM OPERATIONS, INCLUDING A $4 MILLION REDUCTION OF INVENTORY AND FREE CASH FLOW OF APPROXIMATELY $34 MILLION, INCLUDING APPROXIMATELY $12 MILLION OF CAPEX. AS A RESULT OF OUR STRONG CASH GENERATION, WE WERE ABLE TO REDUCE OUR LONG-TERM DEBT BY APPROXIMATELY $17 MILLION, WHICH FOLLOWED A REDUCTION OF ALMOST $20 MILLION LAST QUARTER, BRINGING OUR LONG-TERM DEBT TO APPROXIMATELY $165 MILLION.

AS WE LOOK TO THE SECOND QUARTER, WE EXPECT REVENUE TO INCREASE SEQUENTIALLY, HIGHLIGHTED BY CONTINUED GROSS MARGIN IMPROVEMENT AS WELL AS AN ONGOING COMMITMENT TO COST CONTROLS, DRIVING FURTHER PROFITABILITY AND CASH GENERATION. WITH THAT, I WILL NOW TURN THE CALL OVER TO RICK TO DISCUSS OUR FIRST QUARTER FINANCIAL RESULTS AS WELL AS SECOND QUARTER GUIDANCE IN MORE DETAIL.

Rick White — Diodes Inc — CFO

THANKS, DR. LU, AND GOOD AFTERNOON EVERYONE. REVENUE FOR THE FIRST QUARTER OF 2014 WAS $210 MILLION, A DECREASE OF 0.5% FROM THE $211.0 MILLION IN THE FOURTH QUARTER OF 2013, AND AN INCREASE OF 18.6% FROM THE $177 MILLION IN THE FIRST QUARTER 2013, WHICH INCLUDED ONE MONTH OF REVENUE FROM BCD SEMICONDUCTOR. REVENUE WAS ESSENTIALLY FLAT FROM THE FOURTH QUARTER DESPITE THE CHINESE NEW YEAR SLOWDOWN, WHICH INCLUDED FEWER WORKING DAYS IN THE QUARTER AS WELL AS THE ASSOCIATED WORKFORCE SHORTAGE.

GROSS PROFIT FOR THE FIRST QUARTER OF 2014 WAS $61.6 MILLION, OR 29.3% OF REVENUE, COMPARED TO THE FOURTH QUARTER 2013 OF $60.8 MILLION, OR 28.8% OF REVENUE, AND FIRST QUARTER 2013 OF $46.2 MILLION, OR 26.1% OF REVENUE. THE INCREASE IN GROSS PROFIT MARGIN WAS PRIMARILY DUE TO IMPROVED WAFER FAB PERFORMANCE, ESPECIALLY AT BCD FAB 2, COMBINED WITH OVERALL BETTER PRODUCT MIX.

GAAP OPERATING EXPENSES FOR THE FIRST QUARTER WERE $47.2 MILLION, OR 22.5% OF REVENUE, COMPARED TO $52.8 MILLION, OR 25% OF REVENUE, IN THE FOURTH QUARTER 2013 AND $42.4 MILLION, OR 24% OF REVENUE IN THE FIRST QUARTER 2013. NON-GAAP OPERATING EXPENSES, EXCLUDING NON-CASH ACQUISITION RELATED INTANGIBLE ASSET AMORTIZATION COSTS, WERE $45.2 MILLION, OR 21.5% OF REVENUE, IN THE FIRST QUARTER 2014.

LOOKING SPECIFICALLY AT SELLING, GENERAL AND ADMINISTRATIVE EXPENSES, SG&A WAS APPROXIMATELY $32.3 MILLION FOR THE FIRST QUARTER, OR 15.4% OF REVENUE, COMPARED TO $32.8 MILLION, OR 15.6% OF REVENUE, IN THE FOURTH QUARTER AND $30.4 MILLION, OR 17.2% OF REVENUE, IN THE FIRST QUARTER OF 2013. INVESTMENT IN RESEARCH AND DEVELOPMENT FOR THE FIRST QUARTER WAS APPROXIMATELY $12.9 MILLION, OR 6.1% OF REVENUE, COMPARED TO $12.5 MILLION, OR 5.9% OF REVENUE LAST QUARTER AND $10.1 MILLION, OR 5.7% OF REVENUE, IN THE FIRST QUARTER OF 2013. SG&A PLUS R&D COMBINED EQUALED 21.5% OF REVENUE WHICH WAS COMPARABLE TO THE 21.5% LAST QUARTER, AND DOWN 140 BASIS POINTS FROM FIRST QUARTER OF 2013 AT 22.9%.

TOTAL OTHER EXPENSE AMOUNTED TO $1.4 MILLION FOR THE FIRST QUARTER. WE HAD APPROXIMATELY $1.3 MILLION OF INTEREST EXPENSE AND APPROXIMATELY $400,000 OF INTEREST INCOME. INCOME BEFORE TAXES AND NONCONTROLLING INTEREST IN THE FIRST QUARTER OF 2014 AMOUNTED TO $13 MILLION, COMPARED TO THE INCOME OF $6.3 MILLION IN THE FOURTH QUARTER OF 2013, AND $4.3 MILLION IN THE FIRST QUARTER OF 2013.

TURNING TO INCOME TAXES, OUR EFFECTIVE INCOME TAX RATE FOR THE FIRST QUARTER WAS APPROXIMATELY 19.6%, WHICH WAS AT THE LOW END OF OUR GUIDANCE OF BETWEEN 19% AND 25%. GAAP NET INCOME FOR THE FIRST QUARTER 2014 WAS $10.2 MILLION, OR $0.21 PER DILUTED SHARE, COMPARED TO FOURTH-QUARTER 2013 GAAP NET INCOME OF $6.2 MILLION, OR $0.13 PER DILUTED SHARE, AND FIRST-QUARTER 2013 GAAP NET LOSS OF $1.9 MILLION, OR NEGATIVE $0.04 PER SHARE. THE SHARE COUNT USED TO COMPUTE GAAP DILUTED EPS FOR THE FIRST QUARTER 2014 WAS 48 MILLION SHARES.

FIRST-QUARTER NON-GAAP ADJUSTED NET INCOME WAS $12.4 MILLION, OR $0.26 PER DILUTED SHARE, WHICH EXCLUDED, NET OF TAX, $1.6 MILLION OF NON-CASH ACQUISITION-RELATED INTANGIBLE ASSET AMORTIZATION COSTS AND $600,000 OF RETENTION COSTS RELATED TO THE BCD ACQUISITION. THIS COMPARES TO NON-GAAP ADJUSTED NET INCOME OF $11.3 MILLION, OR $0.24 PER DILUTED SHARE, IN THE FOURTH QUARTER 2013 AND $7.5 MILLION, OR $0.16 PER DILUTED SHARE, IN THE FIRST QUARTER 2013.

WE HAVE INCLUDED IN OUR EARNINGS RELEASE A RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED NET INCOME, WHICH PROVIDES ADDITIONAL DETAILS. INCLUDED IN THE FIRST QUARTER 2014 GAAP AND NON-GAAP ADJUSTED NET INCOME WAS APPROXIMATELY $2.1 MILLION, NET OF TAX, NON-CASH SHARE-BASED COMPENSATION EXPENSE. EXCLUDING SHARE BASED COMPENSATION EXPENSE, BOTH GAAP AND NON-GAAP ADJUSTED DILUTED EPS WOULD HAVE INCREASED BY AN ADDITIONAL $0.04 PER DILUTED SHARE IN THE FIRST QUARTER.

CASH FLOW GENERATED FROM OPERATIONS FOR THE FIRST QUARTER 2014 WAS $46.1 MILLION, WHICH INCLUDED A REDUCTION IN INVENTORY BY APPROXIMATELY $4 MILLION. FREE CASH FLOW FOR THE FIRST QUARTER 2014 WAS $34.3 MILLION, WHICH INCLUDED $11.8 MILLION OF CAPITAL EXPENDITURES. AND NET CASH FLOW FOR THE FIRST QUARTER WAS A POSITIVE $15 MILLION, WHICH INCLUDES THE PAY-DOWN OF APPROXIMATELY $17.3 MILLION ON OUR LONG-TERM DEBT.

TURNING TO THE BALANCE SHEET, AT THE END OF THE FIRST QUARTER, WE HAD APPROXIMATELY $212 MILLION IN CASH AND CASH EQUIVALENTS AND $21 MILLION IN SHORT-TERM CASH INVESTMENTS. WORKING CAPITAL WAS APPROXIMATELY $495 MILLION.

AT THE END OF THE FIRST QUARTER, INVENTORY DECREASED BY $4 MILLION TO APPROXIMATELY $177 MILLION, COMPARED TO APPROXIMATELY $180 MILLION AT THE END OF THE FOURTH QUARTER OF 2013. INVENTORY IN THE QUARTER REFLECTS A $6 MILLION DECREASE IN FINISHED GOODS AND A $2 MILLION INCREASE IN WORK-IN-PROCESS AND A $200,000 INCREASE IN RAW MATERIALS. INVENTORY DAYS WERE 108 IN THE FIRST QUARTER, COMPARED TO 115 DAYS LAST QUARTER.

AT THE END OF THE FIRST QUARTER, ACCOUNTS RECEIVABLE WAS APPROXIMATELY $176 MILLION, DOWN ABOUT $17 MILLION FROM FOURTH QUARTER. A/R DAYS WERE 80, COMPARED TO 84 LAST QUARTER. OUR LONG-TERM DEBT TOTALED APPROXIMATELY $165 MILLION.

FIRST-QUARTER CAPITAL EXPENDITURES WERE $11.8 MILLION, OR 5.6% OF REVENUE, WHICH IS AT THE LOW END OF OUR REDUCED CAPEX SPENDING TARGET RANGE OF 5% TO 9% OF REVENUE. DEPRECIATION AND AMORTIZATION EXPENSE FOR THE FIRST QUARTER WAS $19.2 MILLION.

NOW, TURNING TO OUR OUTLOOK. FOR THE SECOND QUARTER OF 2014, WE EXPECT REVENUE TO INCREASE TO A RANGE OF $216 MILLION TO $229 MILLION, OR UP 2.9% TO 9.1% SEQUENTIALLY. WE EXPECT GROSS MARGIN TO BE 30.5%, PLUS OR MINUS 2%.

OPERATING EXPENSES ARE EXPECTED TO BE APPROXIMATELY 21.8% OF REVENUE, PLUS OR MINUS 1%. WE EXPECT OUR INCOME TAX RATE TO RANGE BETWEEN 19% AND 25%, AND SHARES USED TO CALCULATE EPS FOR THE SECOND QUARTER ARE ANTICIPATED TO BE APPROXIMATELY 48.2 MILLION. WITH THAT SAID, I WILL NOW TURN THE CALL OVER TO MARK KING.

Mark King — Diodes Inc — SVP, Sales and Marketing

THANK YOU, RICK, AND GOOD AFTERNOON. DURING THE FIRST QUARTER, WE EXPERIENCED A REBOUND IN EUROPE AFTER A SOFT FOURTH QUARTER, WITH NORTH AMERICA ALSO SHOWING SOME STRENGTH.

DISTRIBUTOR POP WAS UP 5%, AND INVENTORY INCREASED 7.4% FOLLOWING A 6.5% DECREASE IN Q4 AS DISTRIBUTORS BEGAN REBUILDING INVENTORY, INDICATING A MORE POSITIVE OUTLOOK FOR 2014. OEM SALES WERE DOWN 10% AS EXPECTED, AND DISTRIBUTOR POS WAS DOWN 5.2% AFTER A STRONGER THAN EXPECTED Q4 UP 2%. GLOBAL CHANNEL INVENTORY IS HEALTHY AND IN LINE AND REMAINS UNDER 3 MONTHS.

IN TERMS OF OUR END MARKETS, CONSUMER REPRESENTED 34% OF REVENUE, COMMUNICATIONS 22%, COMPUTING AND INDUSTRIAL WERE 20% EACH, AND AUTOMOTIVE WAS 4%. OUR STRONGEST MARKETS IN THE QUARTER WERE THE AUTOMOTIVE AND INDUSTRIAL MARKETS, LARGELY OFFSET BY SOFTER CONDITIONS IN THE COMPUTING AND COMMUNICATIONS MARKETS. HOWEVER, THESE MARKETS ARE EXPECTED TO STRENGTHEN IN THE SECOND QUARTER.

TURNING TO GLOBAL SALES, ASIA REPRESENTED 80% OF REVENUE, NORTH AMERICA 10% AND EUROPE ALSO 10%. DESIGN ACTIVITY REMAINED STRONG ACROSS ALL REGIONS AND PRODUCT LINES. WE HAVE A SOLID PIPELINE OF DESIGN WINS AS A RESULT OF EXPANDED PRODUCT PORTFOLIO AND CUSTOMER ENGAGEMENTS FROM CROSS-SELLING OPPORTUNITIES WITH BCD.

OUR NEW LED DRIVERS FOR BULB REPLACEMENT AND AC TO DC PRODUCTS ACQUIRED FROM BCD CONTINUED TO GAIN TRACTION IN THE QUARTER. IN FACT, WE ACHIEVED A RECORD REVENUE QUARTER FOR AC TO DC PRODUCTS AS WELL AS LED LIGHTING AND PROTECTION DEVICES. WE ALSO HAD A VERY STRONG REVENUE QUARTER ON LOAD SWITCHES, DBS PRODUCTS AND BIPOLAR TRANSISTORS.

THROUGHOUT THE FIRST QUARTER, DIODES CONTINUED TO EXECUTE OUR STRATEGY OF EXPANDING BROAD-BASED PRODUCT OFFERINGS AIMED AT A DIVERSE RANGE OF MARKETS AND APPLICATIONS. ON THE DISCRETE SIDE, WE RELEASED 116 NEW PRODUCTS ACROSS 23 PRODUCT LINES, INCLUDING ADDITIONAL PRODUCTS AIMED AT IMPROVING ENERGY EFFICIENCY IN HIGH-VOLUME APPLICATIONS, SUCH A LED TVS, SET-TOP BOXES, SMARTPHONES, TABLETS AS WELL AS POWER ADAPTERS AND WIRELESS CHARGING. DIODES ALSO SUBSTANTIALLY INCREASED ITS RANGE OF PRODUCTS DESIGNED AND CHARACTERIZED FOR THE FAST-GROWING AUTOMOTIVE ELECTRONICS SEGMENT, INCLUDING EXPANDED FAMILIES OF MOSFETS, RECTIFIERS AND TVS PRODUCTS.

DURING THE QUARTER, WE CONTINUED TO MAKE STRIDES TOWARD ADVANCING OUR TECHNOLOGY AND MANUFACTURING INNOVATION ON NEW PRODUCTS. ONE EXAMPLE OF THIS WAS OUR EFFORTS TO AGGRESSIVELY EXPAND OUR PRODUCT PORTFOLIO BASED ON OUR PROPRIETARY TRENCH SBR TECHNOLOGY. THIS PLATFORM PROVIDES DESIGNERS WITH A SCHOTTKY RECTIFIER ALTERNATIVE THAT HELPS MEET THE EFFICIENCY REQUIREMENTS AND SPACE CONSTRAINTS OF NEXT-GENERATION ADAPTORS AND CHARGERS APPLICATIONS.

WE EXPANDED OUR TRENCH SBR TECHNOLOGY PORTFOLIO TO A VOLTAGE RANGE FROM 40 VOLTS TO 100 VOLTS WITH A CURRENT RANGE FROM 3 AMPS TO 25 AMPS. TWO PRODUCTS WERE LAUNCHED SPECIFICALLY FOR WIRELESS CHARGER APPLICATIONS AND THE POWER ADAPTER MARKET, WHICH ARE MARKETS WHICH WE ARE GAINING SIGNIFICANT TRACTION AND CONTENT.

ANOTHER EXAMPLE RELATES TO OUR NEW STATE-OF-THE-ART SPLIT-GATE PROCESS. LAST QUARTER I HAD MENTIONED THAT DIODES REACHED A MILESTONE WITH THE LAUNCH OF OUR FIRST 60 VOLT MOSFET DEVELOPED USING THIS SPLIT-GATE PROCESS.

TO FURTHER EXPAND THIS PRODUCT FAMILY, DURING THE FIRST QUARTER WE RELEASED 30-VOLT AND 80-VOLT PROCESS VARIANTS. THESE PRODUCTS ENABLE HIGH-POWER DENSITY SWITCHING PACKAGED IN A SMALL FORM-FACTOR FEATURING VERY LOW RDS(O)N AND BALANCED GATE CHARGE.

IN THE SAME INNOVATIVE PACKAGE, WE RELEASED ANOTHER PRODUCT THAT SHOWS INDUSTRY-LEADING RDS(ON) PERFORMANCE. THESE PRODUCTS SIGNIFICANTLY IMPROVE POWER EFFICIENCY AND ARE IDEALLY SUITED FOR A RANGE OF DEMANDING CONSUMER, COMPUTING, TELECOMMUNICATIONS AND INDUSTRIAL APPLICATIONS.

TURNING TO ANALOG, WE HAD A VERY STRONG QUARTER ON NEW PRODUCT RELEASES WITH 83 NEW PRODUCTS ACROSS 7 PRODUCT LINES. IN SUPPORT OF THE CONSUMER PRODUCTS MARKET, WE RELEASED A FAMILY OF HIGH-EFFICIENCY SYNCHRONOUS 4-AMP AND 5-AMP DC TO DC CONVERTERS. THESE DEVICES OPERATE AT HIGH EFFICIENCY ACROSS LIGHT LOAD AND FULL LOAD CONDITIONS, MAKING THEM WELL-SUITED FOR DISTRIBUTED POWER ARCHITECTURES IN LARGE-SCALE CONSUMER PRODUCTS INCLUDING TVS, SET-TOP-BOXES AND GAMING CONSOLES.

FOR THE PORTABLE MARKET SPECIFICALLY, WE ARE RECEIVING STRONG CUSTOMER INTEREST FOR OUR NEWLY RELEASED FILTER-LESS CLASS-D AUDIO AMPLIFIERS. THIS PRODUCT’S HIGH EFFICIENCY AND MINIATURE FOOTPRINT MAKE THESE DEVICES ATTRACTIVE FOR BATTERY POWERED APPLICATIONS SUCH AS WIRELESS SPEAKERS.

FOR THE COMMUNICATIONS MARKET, OUR NEW ANALOG PRODUCTS CONSISTED OF OUR RECENTLY RELEASED LVC AND AUP SINGLE GATE LOGIC FAMILIES IN ONE OF THE WORLD’S SMALLEST LOGIC PACKAGES, IDEALLY SUITED FOR USE IN SMARTPHONES. WE ALSO OFFER THESE PRODUCTS IN A PACKAGE THAT IS FOOTPRINT-COMPATIBLE TO CHIP SCALE DEVICES, BUT MORE ROBUST AND AT MORE ATTRACTIVE PRICE POINTS THAN CHIP SCALE ALTERNATIVES.

FOR CELL PHONE CHARGERS AND ADAPTERS, WE RELEASED A LOW COST, SECONDARY SIDE SYNCHRONOUS RECTIFIER WITH BUILT-IN MOSFETS THAT OFFER IMPROVED POWER EFFICIENCY AND BETTER THERMAL PERFORMANCE THAN TRADITIONAL SOLUTIONS. IN ADDITION, WE ALSO INTRODUCED A HIGH-PERFORMANCE AC TO DC POWER SUPPLY CONTROLLER FOR CHARGERS AND ADAPTER APPLICATIONS THAT ACHIEVES EXCELLENT REGULATION AND HIGH AVERAGE EFFICIENCY.

OUR AC TO DC PRODUCT LINE CONTINUES TO SEE VERY STRONG MARKET ACCEPTANCE WITH 16 MAJOR WINS FOR CELL PHONE CHARGER AND ADAPTER APPLICATIONS ACROSS 10 DIFFERENT CUSTOMERS. IN ADDITION, WE SECURED SEVERAL LARGE WINS WITH COMMUNICATIONS CUSTOMERS FOR OUR LOW VOLTAGE DC TO DC CONVERTERS FOR WIFI MODULES, AS WELL AS HALL SENSOR ADOPTIONS IN CELL PHONE AND SMARTPHONE PLATFORMS.

DURING THE FIRST QUARTER, WE CONTINUED TO EXPAND OUR FAMILY OF LED DRIVERS FOR USE IN BULB-REPLACEMENT AND GENERAL LIGHTING APPLICATIONS. FOR THE INDUSTRIAL MARKET, WE RELEASED A 60 VOLT DC TO DC CONVERTER SPECIFICALLY DESIGNED TO MEET THE DEMANDS OF DIMMABLE MR16 LED LAMPS, AS WELL AS A SINGLE PHASE BRUSHLESS DC MOTOR CONTROLLER FOR FANS AND BLOWERS.

IN SUMMARY, WE ARE PLEASED WITH OUR ABOVE SEASONAL RESULTS IN THE FIRST QUARTER, WHICH FURTHER DEMONSTRATE OUR OPERATING LEVERAGE IN OUR MODEL AND OUR ABILITY TO GROW PROFITS AND GENERATE CASH. WE CONTINUE TO INCREASE OUR CONTENT AT EXISTING CUSTOMERS WITH OUR EXPANDED PRODUCT PORTFOLIO, WHILE LEVERAGING OUR INNOVATIVE MANUFACTURING AND PACKAGING EXPERTISE.

DIODES ONCE AGAIN SECURED IMPRESSIVE DESIGN WINS ACROSS PORTABLE, CONSUMER, COMPUTING, AUTOMOTIVE AND INDUSTRIAL APPLICATIONS AND CONTINUES TO DELIVER A CONSISTENT STREAM OF NEW PRODUCTS TO ENSURE FURTHER GROWTH IN THESE MARKETS. WITH THAT, I WILL OPEN THE FLOOR TO QUESTIONS. OPERATOR?